Exhibit 99.2

Company Overview August 2012

Page 2 Safe Harbor This presentation contains forward - looking statements, including statements concerning financial results, anticipated market growth, market size, market vision, product features and availability timing, competitive assessments, the Company’s expectations concerning its operating results for fiscal year 2012, future revenues, margins and operating expenses. These forward - looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual reported results and outcomes to differ materially from those expressed in the forward - looking statements, including but not limited to: quarterly fluctuations in operating results; changing market conditions; government and industry standards; market acceptance of the Company’s products by its customers; pricing trends; actions by competitors; future revenues and margins; changes in the cost or availability of critical components; unusual or unexpected expenses; cash usage; and other factors that may affect financial performance. For a more detailed discussion of these and other risks and uncertainties, see the Company's recent SEC filings, including its Form 10 - Qs filed for the fiscal quarter ended September 30, 2011, December 31, 2011, March 31, 2012 and Form 10 - K filed for the fiscal year ended June 30, 2012 . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward - looking statements to reflect subsequent events or circumstances. Lantronix®, Inc. believes that the presentation of non - GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non - GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non - GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

2

Lantronix Overview (Nasdaq:LTRX)

- Global provider of smart machine-to-machine ("M2M") connectivity solutions over wired and wireless networks
- New product strategy expands addressable market by ~4x
- Industry leadership and brand name recognition
- Blue chip customers in 5 key verticals including Bosch, Rockwell, HP, Intel, Abbott, Verifone, etc.
- New, energized team with over 150 years of experience in M2M, communication and electronics
- Gross margins returned to our corporate target range of 49% to 51% in FQ4'12; 4 consecutive quarters of improvement
- Recently completed secondary offering of ~$9.5MM
- U.S. patents: 18 issued, 4 provisional, and 24 pending

CW 2012 100

Computer World's Top 100 Innovative M2M Companies

M2M 100 2010

M2M Magazine's Top 100 Most Influential M2M Companies

e-LEGACY awards 2011

Electronic Product Design Magazine's "Contribution to Security" Award for WiFi Solutions

Page 3

LANTRONIX®

Management Team



Kurt Busch, *President & CEO* *

- 20+ years technology industry experience in marketing, sales, and general management roles
- Former SVP and GM of Mindspeed's High Performance Analog Business Unit



Jeremy Whitaker, *Chief Financial Officer* *

- Former Lantronix Vice President of Finance, returned to join turnaround
- Broad perspective with both outside auditor (Ernst & Young) and internal finance and accounting experience at multiple publicly traded companies



Daryl Miller, *VP, Engineering*

- 30+ years experience in engineering, embedded systems, software, and networking
- Former experience at Tektronix and NCD



Mak Manesh, *VP, Product Management* *

- 20+ years of direct M2M experience
- Strong history with analog and digital device servers
- Former experience at Newport Electronics



Tom Morton, *VP, Human Resources**

- 30+ years human resource experience
- Former experience at Mindspeed, Conexant, Rockwell



Robert Robinson, *VP, Worldwide Sales* *

- 20+ years of direct and channel sales experience
- Excellent background in wireless M2M applications and devices
- Former experience at GlobalTRACK, Crossbow Technologies and D-Link



Michael Fink, *VP, Operations**

- 20 years operations management experience
- Formerly held key positions at Inphi Corp, Sierra Monolithics, and Mindspeed



Mark Tullio, *VP, Worldwide Marketing* *

- 20+ years of marketing, PR, and strategic planning experience
- Broad high-tech experience (software, hardware, wireless, internet/ecommerce)
- Former marketing executive with Kaplan and NBC

* *New leadership*

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LANTRONIX®

Page 5 Lantronix Ecosystem Enabling the smart network and flow of actionable data . . .

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Page 6 The World of M2M M2M is using a device sensor or meter t o capture an event temperature, level, status relayed through a network wireless, wired or hybrid t o an application software program that translates the event into capture performance, need to be meaningful information restocked, temp is too high Source: Wikipedia: Machine to Machine

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Page 7 M2M Connectivity is Growing Rapidly Commercial and consumer M2M device connections by industry sector, worldwide, 2020 Source : “Imagine an M2M world with 2.1 billion connected things …” Analysys Mason, 2011 M2M device c onnections expected to grow at a CAGR of 36% from 2010 to 2020

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Page 8 Current Product Lines: External and Embedded • Simple and cost effective machine to cellular, wired and wireless Ethernet networks FY’12 Revenue: $ 35.8MM • Manage multiple mission critical machines from one location; plug and play print solution for iPad and iPhone FY’12 Revenues: $9.6MM Clean Room Data Center Medical Energy Security Device Enablement Device Management

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Page 9 Growth Strategy Capitalize on trends in the M2M connectivity market by leveraging our existing platforms to expand addressable markets and gain share in current segments • Expand addressable market by introducing innovative new products and organizing resources to release on average one new product per quarter • Enable different price points, applications, network connectivity, form factors, and revive and refresh product lines Bring to market o ne n ew p roduct e ach q uarter

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New Product Releases – 7 Launched in 8 Months

Production Shipments	Product Name		Description
Q3 CY12	xPrintServer™ – Home Edition		iPad/iPhone printing to network and USB printers
	xSenso™		Network enable analog sensors
Q2 CY12	xPico™		World's smallest embedded device server to network enable machines
	PremierWave® XC		Cellular connectivity for machines
Q1 CY12	xPrintServer™ – Network Edition		iPad/iPhone printing to network printers
	PremierWave-XN™		Industrial wireless for machines
Q4 CY11	EDS-MD™		Next generation medical device aggregator

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LANTRONIX

Page 11 New Product Family: x PrintServer ™ First new p roduct i nitiated by new management team xPrintServer ™ – Network and Home Editions • CONNECT: – Designed specifically for networked and/or USB printers – Print wirelessly from any iPad ®, iPhone® or iPod® to virtually any networked and/or USB printer • SMART: – Seamless integration: plug and print! – Use native Apple iOS ® commands – no additional programming or apps required – Patent pending, first of its kind – Cost effective • DO MORE: – Increase usability of iOS devices

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xPrintServer: Product Reviews

Macworld BEST OF SHOW 2012

Macworld 2012
"Best-in-Show"
xPrintServer

International CES

CES 2012
"Top 25 Must See Products"
xPrintServer

2011 ENGADGET AWARDS

Engadget 2011
"Peripheral of the Year"
xPrintServer

InfoWorld

"It's truly plug-and-play. And it just works!"

"The xPrintServer make me giddy with glee!"

"xPrintServer overcomes Apple's printing gap, with amazing simplicity."

TUAW

"You're going to love this product!"

"Set-up is drop-dead simple!"

"xPrintServer is fantastic for novices, yet will keep any network administrator happy."

NETWORKWORLD

"5 out of 5 Gears rating!"

"This has to be one of the simplest, cleanest, and most painless products to use that I've seen in a long time."

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LANTRONIX

Page 13 Accelerate Growth: Expanding Lantronix Addressable Market New p roduct s trategy expands e stimated addressable market by over 4x Source: Primarily based upon internal estimates using source data from IDC & Harbor Research $ - $500 $1,000 $1,500 $2,000 $2,500 $3,000 2011 2012 2013 2014 2015 2016 New - xPrintServer New - Cellular and Analog Device Enablement Current - Device Management Current - Device Enablement $MM

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Page 14 World Class Global Customer Base Security Industrial Automation IT / Data Center Medical Energy Over 3 million devices connected

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Page 15 Global Sales & Distribution Network Lantronix Offices (California HQ, Netherlands, Hong Kong, and Japan) Major Distributors (Ingram Micro, Arrow, CDW, Tech Data, Symmetry, Mouser, Sphinx, ACAL, Atlantik , Nissin and others) Lantronix Regional Sales Offices (San Francisco, Chicago, Boston, New York) Extensive network of value added resellers, resellers and e - tailers worldwide Online Sales Channel (Amazon, New Egg, MacMall , PCMall , Provantage , Buy.com, Lantronix eCommerce Store and others) @

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Progress During the Past Year

Recruited Experienced Management Team

- ✓ New CEO, CFO and recruited and retained experienced management team

Deployed New Growth Strategy

- ✓ Implemented strategy to expand both existing market share and new market segments
- ✓ Revitalized focus on expanding IP portfolio

Improved Financial Discipline

- ✓ Reduced operating expenses, lowered breakeven point
- ✓ Non-GAAP profitability for two quarters in a row
- ✓ Capital raise strengthened cash position
- ✓ Improved balance sheet

Launched Seven New Products

- ✓ EDS-MD™: next generation medical aggregator
- ✓ xPrintServer™ Network Edition: plug and play printing for iOS devices
- ✓ PremierWave-XN™: high performance WiFi device server
- ✓ xPico™: the world's smallest embedded device server
- ✓ xPrintServer™ Home Edition: plug and play printing for iOS devices
- ✓ PremierWave-XC™: high performance cellular device server
- ✓ xSenso™: network enable analog sensors

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LANTRONIX®

Tuesday, August 28, 2012 | Page 17 | Confidential. © 2010 Lantroni x . FINANCIAL INFORMATION

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Improvement to Operating Results

Restructuring & Cost Containment

- During FQ2'12, reduced headcount by ~11%
- Reduced spending on outside services
- Tightened spending throughout company
- Focus spending on R&D, and away from SG&A
- Actions taken during FQ2'12 expected to save over $2MM per year & reduce non-GAAP operating expenses by ~8%

Improve Gross Margins

- Implemented cost reductions
- Reduced operational overhead
- Four consecutive quarters of gross margin improvement
- Return gross margins to corporate target of 49% - 51%

Improve Working Capital

- Disciplined process for forecasting
- Disciplined process for inventory management
- Reduced Q4'FY12 inventory by 35% from Q4'FY11 – lowest level in 2 years
- April/May 2012 capital raise provides cash for growth

Expected Results:

Reduced non-GAAP breakeven point to ~$11MM per quarter *

* Non-GAAP breakeven point of $11MM assumes 50% gross margin and takes into consideration variable expenses such as variable comp.

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LANTRONIX®

Page 19 Improving Gross Margins Actions taken to return gross margins to historical range of 49% to 51% 40.0% 42.0% 44.0% 46.0% 48.0% 50.0% 52.0% FQ1'11 FQ2'11 FQ3'11 FQ4'11 FQ1'12 FQ2'12 FQ3'12 FQ4'12 Gross Margin Corporate Target of 49% to 51%

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Page 20 Target Model Highly leveraged operating model provides for accelerated income growth FQ1’12 FQ2’12 FQ3’12 FQ4’12 Target Model (1 - 2 year) Target Model (3 year) Gross Margin % 47.4% 48.2% 48.8% 50.7% 49% - 51% 49% - 51% GAAP Operating Income (Loss) % (12%) (13%) 0% (1%) 0% - 3% 5% - 7% Non - GAAP Operating Income (Loss)/ Non - GAAP Net Income (Loss) % (6%) (6%) 4% 3% 3% - 6% 8% - 10% * Target Model assumes total revenue growth rate from low to mid teens. Note: Please see Appendix A to this presentation for a reconciliation of non - GAAP measures. Non - GAAP operating income (loss) exc ludes share - based compensation, amortization & depreciation.

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Selected Condensed Balance Sheet Information

Fiscal Year Ends on June 30th *(In millions, except price per share data)*	Q4FY11	Q1FY12	Q2FY12	Q3FY12	Q4FY12	
Cash and Cash Equivalents	$ 5.8	$ 4.0	$ 3.3	$ 1.8	$ 11.4	(i)
Accounts Receivable, Net	2.9	2.1	1.4	2.7	2.7	
Inventories, Net	9.2	9.3	8.5	6.8	6.0	
Prepaid Expenses, Other A/R and Deferred Tax Assets	1.8	1.4	1.3	1.8	1.7	
Total Current Assets	19.7	16.8	14.5	13.1	21.8	
Total Non-Current Assets	11.5	11.4	11.2	11.2	11.2	
Total Assets	$ 31.2	$ 28.2	$ 25.7	$ 24.3	$ 33.0	
Accounts Payable	$ 8.4	$ 6.9	$ 4.8	$ 4.4	$ 3.6	
Other Accrued Liabilities and Payroll	5.4	5.5	6.6	5.6	5.6	
Short-term Debt	0.7	0.7	0.7	0.7	0.7	
Total Current Liabilities	14.5	13.1	12.1	10.7	9.9	
Total Non-Current Liabilities	2.0	1.7	1.4	1.2	1.2	
Total Liabilities	16.5	14.8	13.5	11.9	11.1	
Total Stockholders' Equity	14.7	13.4	12.2	12.4	21.9	
Total Liabilities and Stockholders' Equity	$ 31.2	$ 28.2	$ 25.7	$ 24.3	$ 33.0	
Common Shares Outstanding	10.55	10.58	10.58	10.59	14.55	(i)
Stock Options Outstanding	1.82	2.35	2.31	2.19	2.14	
Weighted Average Exercise Price Per Share	$ 4.50	$ 3.80	$ 3.35	$ 3.22	$ 3.20	

(i) LTRX sold 3.9MM common shares during Q4 FY'12 generating approximately $9.5MM in net cash proceeds.

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LANTRONIX®

Page 22 Selected Income Statement Information Fiscal Year Ends on June 30th (In millions) FY'11 Q1FY12 Q2FY12 Q3FY12 Q4FY12 FY'12 Net Revenue $49.3 $11.2 $10.5 $12.1 $11.6 $45.4 Y/Y Change 6% (8%) (18%) (2%) (4%) (8%) Gross Profit $24.4 $5.3 $5.0 $5.9 $5.9 $22.1 % of Net Revenue 49.5% 47.4% 48.2% 48.8% 50.7% 48.8% GAAP Operating Expenses $29.5 $6.7 $6.4 $5.9 $6.0 $24.9 % of Net Revenue 60% 60% 61% 49% 52% 55% Non-GAAP Operating Expenses $23.6 $6.1 $5.8 $5.6 $5.7 $23.1 % of Net Revenue 48% 55% 55% 46% 49% 51% GAAP Operating Income (Loss) ($5.1) ($1.4) ($1.3) $0.0 ($0.1) ($2.8) % of Net Revenue (10%) (12%) (13%) 0% (1%) (6%) Non-GAAP Operating Income (Loss)/ Non-GAAP Net Income (Loss) $1.3 ($0.7) ($0.6) $0.5 $0.4 ($0.5) % of Net Revenue 3% (6%) (6%) 4% 3% (1%) Note: Please see Appendix A to this presentation for a reconciliation of non - GAAP measures. Non - GAAP operating income (loss) exc ludes share - based compensation, amortization & depreciation.

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Lantronix: Highlights

New Team	✓ Energized management team with over 150 years of M2M and communication electronics experience
New Strategy	✓ New market and product strategy expands addressable market by ~ 4x
Leverageable Model	✓ Revenue growth expected to outpace growth of operating expenses
Financial Discipline	✓ Actions taken to reduce non-GAAP operating expense and set the stage for a non-GAAP breakeven point at ~$11MM per quarter ✓ Improved balance sheet, working capital position
Execution	✓ New team released 7 new products during their first 4 quarters at the helm and committed to on average 1 new product release each quarter ✓ Achieved two quarters non-GAAP profitability ✓ Established strong financial and operational platform to drive profitable growth

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LANTRONIX®

Page 24 THANK YOU

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Page 25 Appendix A: Use of Non - GAAP Financial Measures Lantronix believes that the presentation of non - GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. The non - GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordan ce with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements sho uld be carefully evaluated. The non - GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non - GAAP financial measures to the most directly comparable GAAP financial measures. Management believes that non - GAAP operating expenses, non - GAAP net income (loss) and non - GAAP net income (loss) per share are important measures of the Company's business. Management uses the aforementioned non - GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of our comparative operating performance. In addition, certain stockholders have expressed an interest in seeing financial performance measures, which exclude the impact of certain matters such as decisions relating to the restructuring, which while important, are not central to the core operation s o f the Company's business. Non - GAAP operating expenses consist of operating expenses excluding share - based compensation and related payroll taxes, depreciation and amortization, restructuring charges, costs associated with the contested proxy, costs associated with the 20 11 independent investigation of certain allegations by a director of Lantronix, and consulting fees for former named executive officers. Non - GAAP net income (loss) consists of net income (loss) excluding ( i ) non - GAAP adjustments to operating expenses, (ii) interest income (expense), (iii) other income (expense), and (iv) income tax provision (benefit). Non - GAAP net income (loss) per share is calculated by dividing non - GAAP net income (loss) by non - GAAP weighted - average shares outstanding (diluted). For purposes of calculating non - GAAP net income (loss) per share, the calculation of GAAP weighted - average shares outstanding (diluted) is adjusted to exclude share - based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

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Appendix A: Reconciliation of Non-GAAP Financial Measures

Lantronix Inc.
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share data)

	Fiscal Quarter Ended,								Fiscal Year Ended,	
	Q111	**Q211**	**Q311**	**Q411**	**Q112**	**Q212**	**Q312**	**Q412**	**2011**	**2012**
GAAP net income (loss)	$ (678)	$ (579)	$ (399)	$ (3,615)	$ (1,444)	$ (1,377)	$ (41)	$ (178)	$ (5,271)	$ (3,040)
Non-GAAP adjustments:										
Cost of revenue:										
Share-based compensation	25	11	10	17	13	9	6	9	63	37
Employer portion of withholding taxes on stock grants	2	1	1	-	-	-	-	-	4	-
Depreciation and amortization	85	84	84	109	95	99	113	124	362	431
Total adjustments to cost of revenue	112	96	95	126	108	108	119	133	429	468
Selling, general and administrative:										
Costs associated with the investigation	-	-	452	1,672	108	-	-	-	2,124	108
Separation costs associated with the former CEO and CFO	-	-	-	862	-	-	-	-	862	-
Consulting fees for former CEO and CFO	-	-	-	-	153	-	-	-	-	153
Costs associated with the contested proxy	189	372	-	-	-	-	-	-	561	-
Share-based compensation	408	382	201	123	81	113	123	132	1,114	449
Employer portion of withholding taxes on stock grants	12	-	6	-	2	-	-	-	18	2
Depreciation and amortization	165	167	168	165	130	118	105	122	665	475
Total adjustments to selling, general and administrative	774	921	827	2,822	474	231	228	254	5,344	1,187
Research and development:										
Share-based compensation	150	85	82	109	66	71	61	61	426	259
Employer portion of withholding taxes on stock grants	18	-	5	-	3	-	-	-	23	3
Depreciation and amortization	12	11	10	10	9	7	6	5	43	27
Total adjustments to research and development	180	96	97	119	78	78	67	66	492	289
Restructuring charges	-	-	-	-	-	269	17	-	-	286
Amortization of purchased intangible assets	18	18	18	18	18	18	18	-	72	54
Total non-GAAP adjustments to operating expenses	972	1,035	942	2,959	570	596	330	320	5,908	1,816
Non-GAAP operating expenses	5,922	5,768	5,770	6,110	6,107	5,778	5,567	5,666	23,570	23,118
Interest income (expense), net	22	36	29	36	27	23	26	21	123	97
Other income (expense), net	(29)	5	6	46	29	8	13	32	28	82
Provision (benefit) for income taxes	18	13	10	15	13	13	24	23	56	73
Total non-GAAP adjustments	1,095	1,185	1,082	3,182	747	748	512	529	6,544	2,536
Non-GAAP net income (loss)	$ 417	$ 606	$ 683	$ (433)	$ (697)	$ (629)	$ 471	$ 351	$ 1,273	$ (504)
Non-GAAP net income per share (diluted)	$ 0.04	$ 0.06	$ 0.06	$ (0.04)	$ (0.07)	$ (0.06)	$ 0.04	$ 0.03	$ 0.12	$ (0.04)
Reconciliation of non-GAAP operating expenses										
GAAP operating expenses	6,894	6,803	6,712	9,069	6,677	6,374	5,897	5,986	29,478	24,934
Non-GAAP adjustments to operating expenses	(972)	(1,035)	(942)	(2,959)	(570)	(596)	(330)	320	(5,908)	(1,816)
Non-GAAP operating expenses	$ 5,922	$ 5,768	$ 5,770	$ 6,110	$ 6,107	$ 5,778	$ 5,567	$ 5,666	$ 23,570	$ 23,118

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LANTRONIX®